Exhibit 99.1

Maximizing the Value of your Intellectual Property March 11, 2015 NASDAQ: INVT

LEGAL DISCLAIMER This presentation includes "forward - looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward - looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward - looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward - looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Inventergy Global, Inc. (“Inventergy Global”) and our management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in our filings with the U.S. Securities and Exchange Commission. We caution you not to place undue reliance on any forward - looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward - looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward - looking statements, except to the extent required by applicable laws. If we update one or more forward - looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward - looking statements .

Inventergy 3 Inventergy is an intellectual property licensing company dedicated to identifying, acquiring and licensing the patented technologies of technology leaders by leveraging the value of their innovations to achieve greater returns. » We have assembled a premier management and execution team. » We acquire high - quality patents from industry leaders and license them to other companies. » We utilize a "Corporate Licensing" execution style - not one with "Troll - Like" behavior. » We amassed 760 telecommunications patent assets from some of the largest technology companies in the world including Huawei, Nokia and Panasonic. » We have completed our first licensing deal and are driving hard on many other negotiations » We launched a licensing initiative for the Mobile User Device (3G/LTE) market

Trading Snapshot Symbol INVT Exchange: NASDAQ Price (3/6/15): $0.56 Market Capitalization: $15.00 M 52 - Week Range: $0.39 - $14.98 Avg. Volume (90 day): 136,774 Patent Portfolio 760+ Corporate Headquarters: Campbell, California 4 Information compiled from Yahoo! Finance and other trusted sources

Presentation Outline 1. The IP opportunity 2. The Team 3 . The Execution M odel 4. The Assets 5. The Licensing Strategy & Results 6. The Investment Opportunity 5

80% of the Value of Most Companies is their Intellectual Property 6

Major Challenges for Patent Creators / Owners  Companies need to maximize ROI, drive more value from assets  Increased pressure after the 2008 economic downturn  Vast amounts of untapped value resides in intellectual property (IP) used by other companies without paying for this use  As one example, Navi Radjou , analyst at Forrester Research, estimates that “U.S. firms annually waste $1 trillion in underused IP assets by failing to extract full value"  Many companies have excess and under - monetized IP ─ Excess of what is needed for defense mechanisms ─ IP in areas no longer strategically important to their business  Most companies do not have an IP monetization function ─ Limited expertise, expensive to implement ─ Difficult for companies to enforce protection of IP 7

A Critical Decision: Who should a company choose to help them obtain greater value for their IP assets?  A firm with top talent who has a proven track record and reputation for effective IP licensing in prior roles  A firm that aims to monetize their IP in a professional manner  A firm that aims to obtain good value for IP assets in a reasonable amount of time  Most Importantly:  THESE PATENT ASSETS HAVE THE NAMES OF THEIR ENGINEERS ON THEM - THEIR BRAND IMAGE IS AT STAKE  POOR EXECUTION WILL REFLECT BADLY ON THEIR ENTIRE PATENT PORTFOLIO They need to pick a firm and people they trust 8

The Team 9

Joe Beyers, Chairman and CEO 10 Technologist / Inventor  Patents on desktop operating systems  Inventor of the world's 1st commercial 32 - bit computer chip Global Executive  In 34 years at HP, started 7 Software businesses  Led HP’s $600M/yr Internet Business Unit M&A and Strategy Expertise  Led over $2B in equity investments, acquisitions and divestitures  Led Planning & Strategy for all of HP Intellectual Property Track Record  Ran patent, standards, technology and brand licensing for all of HP  Recognized as an industry leader in Corporate IP  Contributing author in two IP books Entrepreneurial Experience  Founder and Board Member of Allied Security Trust (AST) with 25 member companies to gain access to IP  VP at Taligent – Joint Venture of Apple, HP and IBM  Spun out technology from HP and started 8 companies in his last 4 years  Founder, CEO or Chairman of 4 IP centric start - ups

Joe Beyers - IAM Magazine covers - one of the premier IP magazines 11

Wayne Sobon - Past President AIPLA, Gold Medal Award from the US Commerce Department 12

Complemented by High Powered Team – Executive Team 13 The Executive & Senior Management Team and Board consists of industry leaders recognized for their IP & entrepreneurial expertise who, in prior roles, created more than $10 billion in IP licensing value Wayne Sobon SVP, General Counsel  VP, Chief IP Counsel  Immediate Past President  Patent Public Advisory Committee Jon Rortveit SVP, IP Acquisitions and Licensing  CEO  CEO and Founder Stephen Huang Chief Financial Officer  CFO of public and private companies.  20 years of extensive financial and operational experience (including strategic and business planning, IPO readiness/preparation, SEC reporting, SOX compliance, debt and equity financings, M&A transactions and post - closing integrations.) Anna Johns VP, IP Licensing  Director, Patent Licensing – Completed over $200M in transactions prior to joining Inventergy  Head of Patent Licensing, North America – Founded WLAN patent license program  Patent Litigation Attorney

Complemented by High Powered Team – Senior Team

Paul Roberts VP, Chief Patent Counsel	• VP, Patent Law & Commercialization rovi	• Secretary of Board of Trustees Licensing Executives Society (U.S.A. and Canada), Inc. DEWEY BALLANTINE
Saxon Noh VP, IP Counsel	• Principal Litigation Counsel and Acting Director of Intellectual Property – Developed and executed global IP protection strategies. Managed IP disputes resulting in over $1 billion in licensing and settlements. Rambus	• Senior Counsel at Theranos, Inc. and Marvell Semiconductor, Inc. theranos MARVELL
Charles Bedard Director of Technology	• Director of Software Engineering cisco	• Internet Pioneer with Networking Communication Technologies BNR
Jukka Hyvarinen Director of Technology	• Master IP Technologist hp	• Manager, IP Licensing NOKIA
Cliff Loeb Director of Business Intelligence	• Managing Director, Standards Licensing; Managing Director, IP Analysis hp	• Negotiated and closed IP licensing deals throughout the U.S., Europe, Japan, Korea and Taiwan

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Board of Directors and Third Party Experts

Inventergy Board of Directors brings experience, relationships and industry credentials; third party service providers among the best in their fields

Board of Directors

Joe Beyers
- Chairman

Marshall Phelps
- IP Hall of Fame Inductee, 2006
- Former VP, IP Policy and Strategy at Microsoft
- Former VP, IP and Licensing, IBM
- Former CEO of Article One Partners
- Currently Chairman, IpCreate

Fran Barton
- Audit Committee Chair
- Former CFO of Digital Personal Computer Division, AMD, Broadvision, Atmel, UTStarcom
- Member of 4 company boards

W. Frank King
- Former President & CEO of Concero

Robert A. Gordon
- Founder of R. Gordon & Associates
- Former President and Founder of Mobicel Systems

Third Party Service Providers

Corporate Legal Firm
Ellenoff Grossman & Schole LLP

Litigation Firms
Susman Godfrey, LLP
Novak Druce Connolly Bove & Quigg, LLP

Patent Analysis & Litigation Analysis
Thomson Innovation, Innography,
Lex Machina

Investor Relations & PR
IRTH Communications LLC

Reverse Engineering Firm
Chipworks

Technology Assessment Firms
ResearchWire, DataRoutes, Parsa Wireless Communications, TechIPM, iRunway

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The Execution Model 16

Differentiated IP Value Creation Execution Model 17 Inventergy monetizes IP assets through a professional corporate licensing approach that combines experience, transparency, and strong commitment to high ethical standards .  Clients are industry leaders in key technology areas  Large patent portfolios  Selected in collaboration with the clients  Portfolios are a combination of Standards Essential and implementation patents High Ethical Standards Business - Led, not Litigation Led  Firmly against abusive “Troll - Like” behaviors  Aggressive but not underhanded or unethical  Supportive of strategic relationship firms and their overall brands  Engage first in collaborative business discussions as opposed to leading with litigation  Discussions are supported by extensive technical, legal and market analysis  Use Litigation as necessary to ensure that appropriate value is obtained  Where feasible we provide standard licensing programs to industry segments Superior IP Assets

Wide Range of Approaches to IP Value Creation 18 Inventergy aims to obtain superior value in reasonable time frames with manageable levels of risk .  Example - standards body licensing  Lower revenue per unit  Low assertion cost  Shortest time to revenue Low Aggression  Example – “Shotgun” Litigation  Higher revenue per unit  Very high assertion cost  Longest time to revenue High Aggression  Right balance: best total expected value.  Moderate assertion cost, time and risk

The Assets 19

Inventergy Patent Portfolio

Inventergy has acquired over 760 patents from three major companies to date

HUAWEI

HQ: Shantou, China
2013 Revs: ~$35B(1)

182 patents in fixed and mobile communications focused on IMS

- $4.7BN(2) spent on R&D generally, 140k R&D focused employees
- Serves 45 of 50 largest telecom operators in 140+ countries
- Inventergy first strategic client for portfolio of important IP in mobile communications
- Inventergy owns their market leading technology patents, discussing other portfolios

Panasonic

HQ: Kadoma, Japan
Market Cap: ~$28B
LTM Revs: ~$75B

497 patents in Mobile Broadband (3G-4G) Technologies

- Panasonic is a global leader in telecommunications and consumer electronics
- Panasonic was an early innovator in the Mobile Broadband space, being a major supplier to NTT as Japan built out the first 3G networks

NOKIA

HQ: Espoo, Finland
Market Cap: ~$28B
LTM Revs: ~$17B

83 patents in fixed and mobile communication focused on IMS

- NOKIA is a well recognized leader in the telecommunications industry
- NOKIA patent assets are highly regarded and have generated $BNs in licensing income for NOKIA. (Including, over $2BN from Microsoft as part of the sale of the handset business)

Note: Market statistics for Panasonic and Nokia in USD (historical spot conversion) as of market close on 7/15/14 per Capital IQ
(1) Source: Huawei Investment and Holding Co., Ltd. Appendix to 2013 Annual Report. Historical spot rate conversion as of 12/31/13 per Bloomberg of .1651 CNY-USD
(2) Source: WSJ, Jul 1, 2013

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Huawei & Nokia IMS Patent Portfolios 21 IP Multimedia Subsystem (IMS) Focus IMS IP Assets Provide Great Value  Broad geographic coverage  High average remaining life  10 + years - Huawei portfolio  7 years Nokia portfolio  Includes a significant number of standards - relevant patents  Very limited prior license encumbrances IMS Patents Cover Broad Range of Communications Infrastructure  Advanced Call F eatures  Network Security  Interoperability  System Performance  Network Reliability

Huawei & Nokia Portfolios Licensing Segments 22 IMS/VoIP IP assets relate to core communications components in 3 major market segments. IMS Core Systems  IP Multimedia Core Network Subsystem (IMS) is an architectural framework for delivering IP multimedia and voice applications from wireless and wireline devices  IMS deployment growing rapidly world - wide 1 Enterprise Networking Equipment (VoIP)  Business Communications Systems (BCS) interconnect the various locations within an Enterprise  Includes PBX (Private Branch Exchange) and Key Systems for intra - company voice communications and access to the PSTN (Public Switched Telephone System)  Provides higher value services to the corporation including collaboration and video services 2 Telecommunications Service Providers  Service Providers include national and regional wired and wireless phone service providers, and cable operators  IMS technology powers Voice+Internet+TV bundles and video and internet delivery to mobile devices 3

Panasonic Portfolio 23 Inventergy acquired nearly 500 patent assets from Panasonic, an early innovator and industry standard, in portfolios covering key 3G and LTE technologies. The Panasonic Portfolio IP Assets P rovide Great Value • Broad geographic coverage • Average 5 to 7 years remaining life • Over 189 of the patent assets are standards - relevant • Very limited prior license encumbrances Covers Radio Communications between 3G/LTE Base Stations and User Devices • 3G (WCDMA / HSPA) Radio Technology • 4G/LTE Radio Technology • Modulation, Demodulation, Channel Coding, Digital Signal Processing • Power control • Protocol Software Processor

Panasonic Portfolio Licensing Segments 24 Radio Access Network communications technologies in 5 key market segments. Telecommunications Operators  Over 80 Telecom Operators in 18 Countries  2.5 billion Mobile connections in 2013  ARPU (Average Revenue Per User) varies by geography but runs in the range of $30 - $70 / month 1 Base Station Equipment Vendors  3G - WCDMA/HSPA Base Stations  4G / LTE Base Stations  Most Base Stations Equipment Vendors today make Base Stations which support 2G/3G/LTE Radio communications simultaneously 2 Mobile Equipment Vendors  Mobile phones / Smart Phones  Embedded Devices in Tablets, PC’s, Netbooks and other mobile communications user equipment 3 Routers & Cards  Mobile Broadband Equipment such as USB Cards, Dongles, Mobile Routers 4 Connected Cars  Vehicles with 3G or LTE mobile communications 5

25 Inventergy Telecommunications Technology Inventergy Panasonic Portfolio Inventergy Huawei & Nokia Portfolios LTE 3 G 3G Femtocell Chart notes areas of general technology applicability for current Inventergy patent portfolios; the claims of each patent determine actual legal coverage

Potential New Patent Acquisitions • Inventergy's primary focus is to aggressively drive t owards obtaining additional value for the current significant patent assets. • At the same time we are actively evaluating additional patent portfolios under a range of business models for new acquisitions • Our business strategy is to acquire 1 to 2 new portfolios per year • To enable potential continuous mid and long term revenue growth opportunities • To diversify across other technology or industry market segments • To expand the number and nature of potential new licensees 26

The Licensing Strategy & Results 27

28 Inventergy Licensing Market Segments Huawei/Nokia Portfolio Panasonic Portfolio IMS/VOIP Infrastructure Service Providers (i.e. Cable) IP PBX & Enterprise VOIP Mobile User Devices (i.e. Handsets, etc.) Mobile Communication Infrastructure (i.e. Base Stations) Service Providers (i.e. Mobile) Routers & Cards Connected Cars Inventergy Confidential

Inventergy's First License • Inventergy completed the acquisition of its third patent portfolio (from Nokia) in June 2014 • Inventergy's first IP license was completed February 12, 2015 • 5 Year license to the Huawei and Nokia portfolios - IMS/VoIP infrastructure • The $2M license is for the projected relevant sales volume of a mid - tier telecommunications company • A number of discussions with companies in several of the market segments are underway 29

Inventergy Mobile User Device Initiative - Announced March 9, 2015 • Inventergy has at least 34 mobile broadband patent families consisting of nearly 350 patents having claims directed to mobile end user devices, such as mobile phones, tablets, PCs, modems and mobile hotspots • Of these at least 15 patent families consisting of at least 189 patents contain Standards Essential Patents (SEPs) covering 3G and LTE communications functionality in end user devices. • According to IDC*, over 1 billion mobile handsets will be shipped worldwide in 2015 and nearly 10 billion cumulative over the next 5 years. • Inventergy has offered a standard license for the SEPs and an option to license the entire mobile broadband portfolio • These patents are part of the nearly 500 patent asset portfolio purchased from Panasonic - which also covers the mobile infrastructure market segment. 30 *International Data Corporation idc.com

Inventergy Mobile User Device Initiative - Pricing • Given the strength and quantity of our Mobile User Device patent assets we believe that we are providing a very reasonable offer for a license to these assets. • Unlike other IP licensing efforts that are in some cases apparently charging multiple dollars per mobile handsets, we believe that our reasonable pricing is consistent with the ability to conclude a rational business transaction in an appropriate period of time. • We’re offering our Mobile Device SEP portfolio at significantly less than a $1 dollar per handset or equivalent device. • Specific details are only shared with the potential licensees. 31

The Investment Opportunity 32

Capitalization Structure - Founded February 2013 • Raised $10M from the original investors - First Funding May, 2013  $8M in debt, $2M in equity • Raised $9M in two equity rounds from 120 investors (as a private company)  Sept 2013 & February 2014 • Completed a reverse merger with eOn Communication in June, 2014  Stock price of the new company approximately $4/share at merger close • Paid a total of $10M for the patent acquisitions to date - 2013, 2014 • Also owe % of Net Revenue (Gross Revenue less litigation costs, if any), with certain minimum payments of $20M over next 3 years • Refinanced the prior $8M debt with a Fortress $11M debt in October 2014 (agreement stated an intent to provide an additional $5M) • Included a $1M equity investment • In February Fortress provided a facility to advance up to $3M against committed new licensee payments - $1.2M drawn so far  First license agreement of $2M February 12, 2015 33

INVT Stock Closing Price Beginning 06 - 09 - 14 through 03 - 10 - 15 34 Week of 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 6/9/14 6/16/14 6/23/14 6/30/14 7/7/14 7/14/14 7/21/14 7/28/14 8/4/14 8/11/14 8/18/14 8/25/14 9/1/14 9/8/14 9/15/14 9/22/14 9/29/14 10/6/14 10/13/14 10/20/14 10/27/14 11/3/14 11/10/14 11/17/14 11/24/14 12/1/14 12/8/14 12/15/14 12/22/14 12/29/14 1/5/15 1/12/15 1/19/15 1/26/15 2/2/15 2/9/15 2/16/15 2/23/15 3/2/15 3/9/15 Closing Price Information compiled from Yahoo! Finance

INVT Stock Volume Beginning 06 - 09 - 14 through 03 - 10 - 15 28,199,482 shares traded 35 Week of 15000 65000 115000 165000 215000 265000 315000 365000 415000 465000 515000 565000 615000 665000 715000 765000 815000 865000 915000 965000 1015000 1065000 1115000 1165000 1215000 1265000 1315000 6/9/14 6/16/14 6/23/14 6/30/14 7/7/14 7/14/14 7/21/14 7/28/14 8/4/14 8/11/14 8/18/14 8/25/14 9/1/14 9/8/14 9/15/14 9/22/14 9/29/14 10/6/14 10/13/14 10/20/14 10/27/14 11/3/14 11/10/14 11/17/14 11/24/14 12/1/14 12/8/14 12/15/14 12/22/14 12/29/14 1/5/15 1/12/15 1/19/15 1/26/15 2/2/15 2/9/15 2/16/15 2/23/15 3/2/15 3/9/15 Volume Represents 2,002,449 shares traded on 3/10/15 Represents 1,904,197 shares traded on 9/10/14 Information compiled from Yahoo! Finance

Inventergy Cap Table - as of March 10, 2015 36 Preferred Common Equivalents Common Stock 29,889,490 * Series A1 Preferred Stock $0.01 / share 995,590 1,407,659 Series A2 Preferred Stock $1.6996 / share 328,600 464,611 Series B Preferred Stock $1.14 / share 1,102 966,667 Subtotal 32,728,427 Warrants 1,691,637 ** Strike Prices: $3.04 to $1.14 Weighted Avg Stike Price $2.16 Subtotal 34,420,064 Stock Option Grants 2,893,918 Minimum Strike Price $0.56 Weighted Avg Stike Price $2.27 Total 37,313,982 Float = 18,817,818 Common Shares * Includes unregistered common shares [2,304,030 shares], restricted shares held by officers and directors of the company [11,071,672 shares], and pending requests to convert shares of Series A1 Preferred Stock into 584,648 shares of Common Stock. ** Includes warrants at: $2.66/ share for effective 648,736 shares, $3.04/ share for eff. 238,412 shares, $2.00/ share for eff. 274,489 shares, $2.66/ share for eff. 30,000 shares, and $1.14/ share for eff. 500,000 shares.

Summary  World Class Team  Ethical execution model that is optimized for obtaining good value in a reasonable period of time and at a reasonable amount of risk  Highly valuable patent assets from industry leaders  S ignificant license revenue opportunities and first license deal closed 37

Contact Information Joe Beyers Chairman & CEO Office: 408.389.3547 joe @ inventergy.com Andrew Haag Managing Partner, Investor Relations IRTH Communications Office: 866.976.4784 invt@irthcommunications.com Inventergy , Inc. 900 E. Hamilton Avenue, Suite 180 Campbell, CA 95008 Office: 408.389.3510 ir@inventergy.com www.inventergy.com 38